SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 10, 1996

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

        Texas                       2-93668-FW          75-1975147
(State or other jurisdiction of   Commission File      (IRS Employer
      incorporation)                  Number         Identification No.)

               10911 Petal Street,                   75238
                  Dallas, Texas                    (Zip Code)
        (Address of principal executive offices)

                                (214) 503-8880
              (Registrant's telephone number, including area code)

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     In June and July of 1996 Registrant placed $6,185,000 of its Series I Preferred Stock pursuant to the exemption from registration provided by Securities and Exchange Commission ("SEC") Rule 903. Registrant paid aggregate finder's fees of $618,500 pursuant to the transactions. All Series I Preferred Stock placements were made with various accredited investors in offshore transactions as defined in Rule 903. In accordance with the terms and conditions of the Series I Certificate of Designation, Series I Preferred Stock was convertible into shares of Registrant's $.01 par value Common Stock at various times. (A copy of the Certificate of Designation for Registrant's Series I Preferred Stock showing terms of conversion has previously been filed with the Commission, as reflected in the Exhibit Index of this Form 8-K.) During the period from August, 1996 through November, 1996 all of the holders of Registrant's Series I Preferred Stock converted their holdings into 5,200,136 shares of Registrant's Common Stock.

     In October of 1996 Registrant placed $1,625,000 of its Series J Preferred Stock pursuant to the exemption from registration provided by SEC Rule 903. Registrant paid aggregate finder's fees of $162,500 pursuant to the transactions. All Series J Preferred Stock placements were made with various accredited investors in offshore transactions as defined in Rule 903. In accordance with the terms and conditions of the Series J Certificate of Designation, Series J Preferred Stock was convertible into shares of Registrant's Common Stock at various times. (A copy of the Certificate of Designation for Registrant's Series J Preferred Stock showing terms of conversion has previously been filed with the Commission, as reflected in the Exhibit Index of this Form 8-K.) During the period from December, 1996 through February, 1997 all of the holders of Registrant's Series J Preferred Stock converted their holdings into 1,481,140 shares of Registrant's Common Stock.

      In September, 1996, in consideration of a $10 million line of credit extended to Registrant, Registrant issued warrants (the "Warrants") pursuant to the exemption from registration provided by SEC Rule 903, which were exercisable into 3,200,000 shares of Registrant's Common Stock. The Warrants were issued to accredited investors in an offshore transaction as defined in Rule 903. In January of 1997 a Warrants holder exercised Warrants for 1,000,000 shares of Registrant's Common Stock at $1.25 per share, resulting in payment of gross aggregate proceeds of $1,250,000 to Registrant at that time. Registrant paid aggregate finder's fees of $62,500 in connection with the transaction. In February of 1997 a Warrants holder exercised Warrants for 1,000,000 shares of Registrant's Common Stock at $1.15 per share, resulting in payment of gross aggregate proceeds of $1,150,000 to Registrant. Registrant paid aggregate finder's fees of $57,500 in connection with the transaction. The remaining Warrants are exercisable into 1,200,000 shares of Registrant's Common Stock at $1.25 per share and may be exercised through March 31, 1997.

     There are currently 33,891,532 shares of Registrant's Common Stock outstanding.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By:  /s/ F. Shelton Richardson, Jr.
                                  F. Shelton Richardson, Jr.
                              Vice President - Chief Financial Officer
                              (Principal Financial and Duly Authorized
                               Officer)
Date:     March 14, 1997

                   CURTIS MATHES HOLDING CORPORATION

                         EXHIBIT INDEX

Exhibit                                                       Sequential
Number              Description of Exhibits                         Page

4.1       Articles of Incorporation of the Company, as amended (filed as Exhibit "4.1" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 and
          incorporated herein by reference.)                         N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit "3(ii)"
          to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                N/A

4.3 Form of Common Stock Certificate of the Company (filed as Exhibit "4.2" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                      N/A

4.4       Series I Preferred Stock terms  and  conditions  (filed  as
          Exhibit "4.5" to the Company's Registration Statement on Form S-3 originally filed with the Commission on June 20,
          1996 and incorporated herein by reference.)                N/A

4.5 Series J Preferred Stock terms and conditions (filed as Exhibit "4.2" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 and
          incorporated herein by reference.)                         N/A

4.6* Form of warrant issued in connection with a Revolving Credit Agreement pertaining to a $10 million line of
          credit.                                                      5

4.7* Form of subscription agreement for warrants executed in connection with a Revolving Credit Agreement pertaining
          to a $10 million line of credit.                             8
_______________

*  Filed herewith.